EXHIBIT 10.9

PROMISSORY NOTE

$80,000 00	February 8, 2019

FOR VALUE RECEIVED, the undersigned (hereinafter referred to as "Maker") promises to pay to the order of RVRM HOLDINGS, LLC, at such address as the Lender shall specify in writing to the Borrower, (hereinafter collectively referred to as the "Lender"), the principal sum of EIGHTY THOUSAND DOLLARS (US $80,000.00), together with interest thereon from the date or dates of disbursement of the aforesaid principal sum. Principal and interest shall be payable as follows:

The entire outstanding principal balance together with accrued interest shall be due and payable to Lender NINETY DAYS from the date of this Note.

Interest on this Note shall accrue at a rate of Fifteen Percent (15%) per annum commencing on the date of this Note.

Interest on this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months for the actual number of days elapsed. The aforesaid payments shall be applied first to accrued interest on the unpaid balance at the rate herein above specified and next to the payment of principal. Interest shall be accrued on the unpaid balance of principal existing on each day during the payment period.

This Note may be prepaid in part or in full at any time without penalty. The payment of any larger or additional sum in advance of the payments herein required shall not relieve the Maker of the payment of the regular installments or of any other sums due as herein provided.

It is agreed hereby that if any payment of the principal sum or above mentioned interest, or any installment thereof, or any interest thereon, not be made within ten (10) business days of when due or in the event default be made in the performance or compliance with any of the covenants and conditions of this Note; or upon any default in the payment of any sum due by Maker to Lender under any other note, security instrument or other written obligation of any kind now existing or hereafter created; or upon the insolvency, bankruptcy, or dissolution of the Maker hereof; then, in any or all such events, the entire amount of principal of this Note with all interest then accrued, shall, at the option of the Lender of this Note and without notice (the Maker hereby expressly waives notice of such default), become and be due and collectible, time being of the essence of this Note.

This Note shall be the joint and several obligations of all makers, sureties, guarantors, and endorsers, and shall be binding upon them, their heirs, personal representatives, successors, and assigns. Each and every of the aforementioned parties, and all other parties, and all other persons now or hereafter becoming parties hereto and obligated or liable for the payment hereof, do, jointly and severally waive demand, presentment for payment, protest and notice of protest and non-payment of this Note, and expressly agree, jointly and severally, that in the event of default as specified herein, the whole of the indebtedness hereof shall become immediately due and payable, at the option of the legal Lender of this Note, and if this Note becomes in default to pay all costs of collection, including reasonable attorneys' fees legal assistants' fees for services and costs in the enforcement hereof either prior or subsequent to judgment, whether in judicial proceedings, including but not limited to appellate proceedings or otherwise. The obligation to pay such attorneys' fees and costs shall survive the entry of any judgment hereon and shall not merge with the same. Failure or delay on the part of the legal Lender hereof in exercising said option shall not operate as a waiver of the right to exercise said option any time during the continuance of any such default or in the event of any subsequent default. After maturity or default, this Note shall bear interest at the highest rate permitted under then applicable law provided, however, in no event shall such rate exceed the highest rate permissible under the applicable law.

All makers, sureties, guarantors, and endorsers and any other persons, firms or corporations becoming liable under this Note hereby consent to any advances, extensions or renewals of this Note or any part thereof, without joinder of the undersigned, and waive all and every kind of notice of such advances, extensions, renewals or changes, and agree to remain and continue liable under said Note until the indebtedness hereof is fully paid, notwithstanding any extension or extensions of the time of, or for the payment of said indebtedness, nor any change or changes by way of release or surrender or substitution of any real property and collateral, or either, held as security for this Note.

The undersigned does not intend or expect to pay nor does the Lender hereof intend or expect to charge, accept or collect any interest greater than the highest legal rate of interest, which may be allowed by law. Should the acceleration hereof or any changes made hereunder result in the computation or earning of interest in excess of such legal rate, any and all such excess shall be and the same is hereby waived by the Lender hereof, and any such excess shall be credited by the Lender to the balance hereof.

Lender may, at any time, sell, transfer or assign this Note and the other related loan document and any or all servicing rights with respect to this Note, or grant participations in this Note. Lender may forward to any prospective purchaser all documents and information Lender now has or may acquire, as Lender determines necessary or desirable, including, without limitation, financial information regarding Maker.

Maker agrees to pay any recording fees, filing fees, documentary stamp taxes or other charges arising out of or incident to the filing, the issuance and delivery of this Note or the delivery and recording of such further assurances and instruments as may be required by Lender.

Maker hereby knowingly, voluntarily and intentionally waives the right it may have to a trial by jury in respect of any litigation based hereon, or arising out of under or in connection with this Note and any document contemplated to be executed in conjunction herewith, or any course of conduct, course of dealing, statements (whether verbal or written) or action of either party.

Maker’s Signature:

____________________________________

BASANITE, INC.

Makers Address:

2688 NW 29TH TERRACE, BLDG 13

OAKLAND PARK, FL 33316